                                              FIRST M&F CORPORATION
                                                Post Office Box 520
                                           KOSCIUSKO, MISSISSIPPI 39090

March 16, 2005

Dear Shareholder:

Enclosed you will find a 2004 Annual Report for First M&F Corporation, a Notice of the Annual Shareholders'
Meeting for 2005, a Proxy Statement, and a Proxy.

This institution is grateful for the loyalty and support of you, our friends and shareholders. The Annual
Shareholders' Meeting is to be held on Wednesday, April 13, 2005, at 1:30 P.M. at the Mary Ricks Thornton
Cultural Center, located at the corner of East Washington Street and North Huntington Street, Kosciusko,
Mississippi. We encourage you to mark this date on your calendar and make plans to attend, and share further in the affairs of your corporation.

I urge you to complete the enclosed Proxy promptly and return it in the enclosed self-addressed postage paid envelope, even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.

First M&F Corporation's audited financial statements and other required disclosures are included with the Proxy
Statement. Also enclosed is First M&F Corporation's Annual Report to shareholders.

We look forward to seeing you at the Annual Meeting.

                                                   Sincerely yours,

                                                   FIRST M&F CORPORATION

                                                   Hugh S. Potts, Jr.
                                                   Chairman and Chief Executive Officer

                                              FIRST M&F CORPORATION

                                                 TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
INFORMATION CONCERNING NOMINEES AND DIRECTORS                                             3

INFORMATION CONCERNING 2005 EQUITY INCENTIVE PLAN                                         6

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                                   7

PRINCIPAL SHAREHOLDER                                                                     7

EXECUTIVE COMPENSATION                                                                    8

OPTION GRANTS                                                                             9

OPTION EXERCISES AND YEAR END VALUES                                                      9

DIRECTOR COMPENSATION                                                                    10

FIVE YEAR SHAREHOLDER RETURN COMPARISON                                                  11

INDEPENDENT PUBLIC ACCOUNTANTS AND FEES                                                  12

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION                                  12

TRANSACTIONS WITH MANAGEMENT                                                             13

COMMITTEES OF THE BOARD OF DIRECTORS                                                     13

REPORT OF THE AUDIT COMMITTEE                                                            14

OTHER MATTERS                                                                            14

PROPOSALS FOR 2006 ANNUAL MEETING                                                        14

APPENDIX A: 2005 EQUITY INCENTIVE PLAN                                                   15

APPENDIX B: CHARTER OF THE COMPENSATION COMMITTEE                                        23

                                              FIRST M&F CORPORATION
                                                Post Office Box 520
                                           KOSCIUSKO, MISSISSIPPI 39090

                                                  March 16, 2005

-------------------------------------------------------------------------------------------------------------------
                                      NOTICE OF ANNUAL SHAREHOLDERS' MEETING
-------------------------------------------------------------------------------------------------------------------

To the Shareholders of
First M&F Corporation
Kosciusko, Mississippi  39090

         NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors and in compliance with the Bylaws, the regular annual meeting of shareholders of the FIRST M&F CORPORATION (the "Company"), KOSCIUSKO, MISSISSIPPI,
will be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi,
on Wednesday, April 13, 2005, at 1:30 P.M. for the purpose of considering and voting on the following proposals:

         1.    ELECTION OF DIRECTORS: The election of seven (7) persons listed in the Proxy Statement dated March 16,
               2005, accompanying this notice, as members of the Board of Directors for a term of three years.

         2.    BENEFIT PLAN APPROVAL: Approval of the First M&F Corporation 2005 Equity Incentive Plan.

         3.    Whatever other business may be properly brought before the meeting or any adjournment thereof.

         Whether or not you contemplate attending the meeting, it is requested that you complete and return the enclosed Proxy as soon as possible. If you attend the meeting, you may withdraw your Proxy and vote in person.

         Only those shareholders of record at the close of business on March 2, 2005 shall be entitled to notice of and to vote at this meeting.

                                                                BY ORDER OF THE BOARD OF DIRECTORS

                                                                Hugh S. Potts, Jr.
                                                                Chairman and Chief Executive Officer
Dated and mailed at
Cranford, New Jersey
On or about March 16, 2005

                                              FIRST M&F CORPORATION
                                                Post Office Box 520
                                           KOSCIUSKO, MISSISSIPPI 39090

-------------------------------------------------------------------------------------------------------------------
                                                  PROXY STATEMENT
-------------------------------------------------------------------------------------------------------------------

                                               DATED MARCH 16, 2004

                                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                                  APRIL 13, 2005

                           SOLICITATION BY BOARD OF DIRECTORS OF FIRST M&F CORPORATION

This statement is furnished to the shareholders of First M&F Corporation (the “Company”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 13, 2005, at 1:30 P. M., local time or any adjournment (s) thereof, for the matters set out in the foregoing notice of Annual Shareholders’ Meeting. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is March 16, 2005.

Only those shareholders of record on the books of the Company at the close of business on March 2, 2005, (the “Record Date”) are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding of record 4,496,159 shares of common stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is five (5), a shareholder owning ten (10) shares may cast ten (10) votes for each of five (5) nominees, or cast 50 votes for any one (1) nominee or allocate the fifty (50) votes among several nominees.

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefore. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Any shareholder giving a Proxy has the right to revoke it at anytime before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “For” each of the proposals described below.

The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on March 2, 2005, and entitled to vote, will constitute a quorum. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

The 2004 Annual Report to shareholders of the Company is enclosed for the information of the shareholders.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

The Board of Directors of the Company is divided into three (3) classes – Class I, Class II and Class III. Each class consists of five (5) to seven (7) Directors. The term of Class I Directors expires at the 2006 Annual Meeting. The term of Class II Directors expires at the 2007 Annual Meeting. The term of the Class III Directors expires at the 2005 Annual Meeting.

The Board of Directors has nominated Hollis C. Cheek, Jon A. Crocker, Toxey Hall, III, J. Marlin Ivey, Otho E. Pettit, Jr., Charles W. Ritter, Jr., and L. F. Sams, Jr. for election as Class III Directors to serve until the 2008 Annual Meeting. Hollis C. Cheek, Jon A. Crocker, Toxey Hall, III, J. Marlin Ivey, Otho E. Pettit, Jr., Charles W. Ritter, Jr., and L. F. Sams, Jr. are currently serving as Class III Directors.

Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the seven (7) nominees for Class III Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of Directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as Director, up to the maximum number of Directors to be chosen at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES

INFORMATION CONCERNING NOMINEES AND DIRECTORS

The following table provides certain information about the nominees and the other current Directors of the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The number of shares of common stock used to calculate the percentage ownership of each listed person also includes shares underlying options held by such person that are exercisable within 60 days of January 31, 2005.

                                                                                    Amount & Nature of
                                          Positions & Offices                      Beneficial Ownership    Percent of Common
                                          With Company or/and          Director   Of Common Stock as of    Stock Beneficially
          Name              Age               Employment                 Since       January 31, 2005          Owned (a)      Class
-------------------------- ------ ------------------------------------ ---------- ----------------------- ------------------- ------
Fred A. Bell, Jr. *         63    Owner, Bell Chevrolet (car             1981          36,657 (17)                    .79%     I
                                  dealership)
Jeffrey A. Camp             45    Executive Vice President               2004           4,351 (19)                    .09%     I
                                  Commercial Division since April,
                                  2002; Executive Vice President and
                                  Chief Credit Officer from January
                                  1998 through March, 2002
Charles T. England *        68    President, Industrial Finance          1980          18,208 (1) (17)                .39%     I
                                  Corporation
Susan McCaffery             65    Retired; Former Professor, Wood        1987         120,398 (2) (3) (17)           2.60%     I
                                  College
Larry Terrell *             60    President and CEO, Ivey Mechanical     2004           1,500                         .03%     I
                                  Company since January, 2003;
                                  President, Encompass Mechanical
                                  Services, S.E. until January, 2003
James I. Tims *             61    President of LT Corporation;           2000          91,697 (12) (14)              1.98%     I
                                  President of First Bolivar Capital
                                  Corp. through 1998.
Edward G. Woodard *         50    Member of Audit Committee;             1989          11,306 (4) (17)                .24%     I
                                  President, K. M. Distributing
                                  Company, Inc. (wholesaler of chain
                                  saws, lawn and gardening equipment)
Barbara K. Hammond *        60    Retired; Former Specialist,            1995          12,560 (16)                    .27%    II
                                  Circuit Capacity Management,
                                  BellSouth
Charles V. Imbler, Sr. *    73    President and Chief Executive          2000          23,944 (23)                    .52%    II
                                  Officer of Truck Center, Inc.
                                  since 1970.
R. Dale McBride             66    Retired; Former President, M&F         1979          26,593 (6) (16)                .58%    II
                                  Bank, Durant through 2004
Michael L. Nelson           61    President, M. Nelson & Associates,     2004           4,000                         .09%    II
                                  Inc. since April, 2001;
                                  Consultant, from January, 2000 to
                                  April, 2001; President, Forsythe
                                  Solutions Group until January, 2000
Hugh S. Potts, Jr.          60    Chairman of the Board and CEO of       1979         363,859 (2) (7)                7.87%    II
                                  the Company since 1994; Vice
                                  Chairman, 1983-1993; Vice
                                  President, 1979-1983
Michael W. Sanders *        62    President, Jimmy Sanders, Inc.         2000           7,100 (15)                    .15%    II
                                  (sales of seed, grain, chemicals
                                  and fertilizer)
W. C. Shoemaker *           73    Consultant, IMC Webb Graphics          1979          43,066 (16)                    .93%    II
                                  (Printing); President, W.C.
                                  Shoemaker, Inc. (investments &
                                  real estate)
Scott M. Wiggers            60    President of the Company since         1983          18,323 (5) (21)                .40%    II
                                  1988 and Treasurer since 1979;
                                  Corporate President, M&F Bank

                                                                                 Amount & Nature of
                                       Positions & Offices                      Beneficial Ownership    Percent of Common
                                       With Company or/and          Director   Of Common Stock as of    Stock Beneficially
           Name           Age               Employment                Since       January 31, 2005          Owned (a)        Class
----------------------------------------------------------------------------------------------------------------------------------
Hollis C. Cheek *         59    President, Cheek Companies;           2004             2,000                     .04%         III
                                President, Techno Catch; Member
                                of Audit Committee
Jon A. Crocker            62    Business Development Officer          1996            55,867 (8) (18)           1.21%         III
                                since 1999; Chairman & CEO, M&F
                                Bank, Bruce Branch from 1995 to
                                1999
Toxey Hall, III *         65    Member of Audit Committee; Former     1984             6,312 (18)                .14%         III
                                President, Thomas-Walker-Lacey
                                (retail discount store)
J. Marlin Ivey *          68    Member of Audit Committee;            1979           125,212 (9) (18)           2.71%         III
                                President, Ivey National
                                Corporation (holding company for
                                various businesses)
Otho E. Pettit, Jr. *     54    Of Counsel, Dorrill, Pettit,          1993            15,108 (10) (18)           .33%         III
                                Crosby & White
Charles W. Ritter, Jr. *  71    Chairman of Audit Committee;          1979           172,200 (11) (18)          3.73%         III
                                Former President, The Attala
                                Company (feed manufacturing
                                company)
L. F. Sams, Jr. *         66    Director and Vice President,          2000            25,112 (13) (22)           .54%         III
                                Mitchell, McNutt & Sams, P.A.
                                (law firm) since 1971
ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS AS A GROUP (25                      1,195,782 (20)              25.87%
PERSONS)

(a)      Constitutes sole ownership unless otherwise indicated.

(1)      Mr. England shares voting and investment power with respect to these shares with his wife.
(2)      Mrs. McCaffery and Hugh S. Potts, Jr. are brother and sister. Their father is the Company's former Chief
         Executive Officer and former Chairman of the Board, Hugh S. Potts, Sr.
(3)      Mrs. McCaffery shares voting and investment power with respect to 761 of these shares with her husband and includes 15,800 shares owned by Mrs. McCaffery's husband.
(4)      Includes 880 shares owned by Mr. Woodard's wife.
(5)      Includes 1,134 shares owned by Mr. Wiggers' wife.
(6)      Mr. McBride shares voting and investment power with respect to 11,423 of these shares with his wife, children and grandchildren.
(7)      Mr. Potts, Jr. shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts. His holdings also include 34,434 shares owned by his wife and minor children. Mr. Potts, Jr.
         is the trustee over The Salt & Light Foundation which owns 46,754 shares.
(8)      Of these shares, 7,137 are registered in the name of BellAire Corporation, of which Mr. Crocker's wife is a director. Crocker-Jones, LLC, in which Mr. Crocker is a member, owns 675 shares.
(9)      Of these shares, 102,012 are registered in the name of Ivey National Corporation, of which Mr. J. Marlin
         Ivey is the President.
(10)     Includes 3,726 shares owned by Mr. Pettit's wife and children.
(11)     Includes 61,000 shares owned by Mr. Ritter's wife.
(12)     Includes 78,849 shares owned by Mr. Tims' wife. Includes 11,916 shares owned by LT Corporation which is owned by Mr. Tims and his wife.
(13)     Includes 2,265 shares owned by Mr. Sams' wife.
(14)     Includes 100 shares which may be acquired upon the exercise of stock options.
(15)     Includes 300 shares which may be acquired upon the exercise of stock options.
(16)     Includes 2,800 shares which may be acquired upon the exercise of stock options.
(17)     Includes 3,000 shares which may be acquired upon the exercise of stock options.
(18)     Includes 3,200 shares which may be acquired upon the exercise of stock options.
(19)     Includes 4,000 shares which may be acquired upon the exercise of stock options.
(20)     Includes 5,500 shares which may be acquired by executive officers upon exercise of stock options.
(21)     Includes 7,500 shares which may be acquired upon the exercise of stock options.
(22)     Includes 11,527 shares which may be acquired upon the exercise of stock options.
(23)     Includes 11,627 shares which may be acquired upon the exercise of stock options.

 * Indicates independent Director

         Charles W. Ritter, Jr. is a director of Sanderson Farms, Inc., Laurel, Mississippi.  None of the other
Directors are a director of another company with a class of securities registered pursuant to Section 12 of the
Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

         A majority of the Company's  directors are independent as defined in NASDAQ listing  standards.  The Board of  Directors  of the Company met a total of twelve (12) times  during the year ended  December  31,  2004.  During
2004,  all  Directors  attended  75% or more of the  aggregate  of the  total  number of  meetings  of the Board of
Directors and the total number of meetings held by committees on which they served.

It is the Company’s policy that members of the Board of Directors attend the annual meeting of shareholders. At the 2004 annual meeting, eighteen (18) directors of the Company were in attendance.

                                                Executive Officers

                                                                                                  Beneficial Ownership
           Name               Age                             Position                           As of January 31, 2005    Percent
---------------------------- ------ ----------------------------------------------------------- ------------------------ ----------
John G. Copeland             52     EVP & Chief Financial Officer, First M&F Corporation                         -           -%
                                    and M&F Bank
Robert K Autry               58     EVP and Administrative Executive, M&F Bank                           5,791 (1)         .13%
Michael E. Crandall          47     EVP and Retail Sales Manager, M&F Bank                               4,619 (2)         .10%

(1)    Includes 4,000 shares which may be acquired upon the exercise of stock options.
(2)    Includes 1,500 shares which may be acquired upon the exercise of stock option plans.

The following information concerns the employment history of executive officers for the last five (5) years.

Name                                    Five Year Employment History
-------------------------------------   -------------------------------------------------------------------------------------------
John G. Copeland                        EVP & Chief Financial Officer, First M&F Corporation and M&F Bank since May, 2004;
                                        Consultant, November, 2000 to April, 2004; SVP and CFO, First United Bancshares,
                                        Inc., El Dorado, Arkansas, March, 1999 to October, 2000;
                                        VP, Union Planters Bank, Memphis, Tennessee through February, 1999
Robert K. Autry                         EVP - Administration since April, 2002; EVP & Divisional Sales Manager of M&F Bank
                                        from January, 1995 through March, 2002
Michael E. Crandall                     EVP & Divisional Sales Manager of M&F Bank since September, 2001; President of
                                        Madison/Ridgeland branches from August, 1988 through August, 2001

PROPOSAL NO. 2 - EQUITY INCENTIVE PLAN APPROVAL (ITEM 2 ON PROXY CARD)

To enable the Company’s employees, directors, consultants, and advisors to obtain an equity ownership interest in the Company and thus to share in its future success, and to attract, retain, and motivate personnel upon whose judgment, skill, and initiative the Company’s success is largely dependent, the Board of Directors has adopted the First M&F Corporation 2005 Equity Incentive Plan (the “2005 Plan”), subject to approval by the shareholders at the Annual Meeting. The Board of Directors believes the 2005 Plan is in the Company’s best interests and is needed to enable the Company to satisfy its stated objectives.

The full text of the 2005 Plan appears as Appendix A hereto. The principal features of the 2005 Plan are outlined below and should be read in conjunction with Appendix A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN.

DESCRIPTION OF THE 2005 PLAN

The 2005 Plan provides for the issuance of up to 350,000 shares of Company Common Stock, $5.00 par value per share. Shares issued under the 2005 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Awards of Company Common Stock under the 2005 Plan may take the form of a stock option, an incentive stock option (a stock option which meets the applicable requirements of the Internal Revenue Code), stock appreciation rights (an award entitling a holder to receive an amount in cash, common stock, or a combination of both determined by reference to appreciation from the date of the grant), restricted stock awards (a transfer of shares subject to certain restrictions on transfer or other incidents of ownership or subject to specified performance standards), and other stock-based awards (including without limitation, awards entitling recipients to receive shares of Company Common Stock to be delivered in the future) (collectively referred to as “Awards”).

Participation in the 2005 Plan is limited to Employees of the Company (“Employees”), directors, consultants, and advisers who are selected by the Board of Directors or authorized Committee thereof to receive Awards under the 2005 Plan (“Participants”). The Board of Directors (“Board”) will administer and interpret the 2005 Plan and determine the persons to whom Awards shall be granted, the number of shares, term, restriction or option period and performance standards (including performance goals); provided, however, that the maximum number of shares with respect to which Awards may be granted to any one individual under the 2005 Plan shall not exceed 100,000 shares per calendar year; the maximum number of shares with respect to which incentive stock options may be granted shall not exceed 200,000 shares; the maximum number of shares with respect to which Awards other than options and SARs may be granted shall not exceed 250,000 shares; and the maximum number of shares with respect to which Awards may be granted to non-employee directors shall not exceed 50,000 shares. Awards may not be granted after the tenth year anniversary of approval of the 2005 Plan by the Board.

To the extent permitted by law, the Board may delegate any or all of its powers under the 2005 Plan to one or more committees or subcommittees of the Board ("a Committee"). Members of the Committee are required to be Directors who qualify as “disinterested” under Securities and Exchange Commission rules, as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and as an “independent director” as defined in NASDAQ listing standards. All references herein to the “Board” shall mean the Board or an authorized Committee of the Board.

Options granted may be incentive stock options or nonstatutory stock options. The exercise price of the option must be at least 100% (110% for employees who are deemed to own 10% or more of the voting power of the Company or its subsidiaries) of the fair market value of the shares to which the option is subject at the time the option is granted. Each option shall be exercisable at the times and on the terms and conditions as the Board may specify in the applicable option agreement, provided that no option will be granted for a term in excess of 10 years (5 years for employees who are deemed to own 10% or more of the voting power of the Company or its subsidiaries). The value of shares of Company Common Stock that can be exercised for the first time by a Participant in any one year under an incentive stock option cannot exceed $100,000, based on the fair market value of the stock at the date of grant of the incentive stock option. Upon the occurrence of a Reorganization Event (as defined below), the Board has the discretion to: 1) provide for the assumption or substantially equal substitution of Awards; 2) make all outstanding Awards exercisable in full; 3) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse prior to or upon the Reorganization Event; 4) in a cash-for-stock Reorganization Event, make or provide for a cash payment to Participants in exchange for the termination of Awards; 5) in connection with a liquidation or dissolution, convert outstanding Awards into the right to receive liquidation proceeds; or 6) provide for any combination of the above.

“Reorganization Event” as defined in the 2005 Plan means any merger or consolidation of the Company with or into another entity as a result of which all the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities, or other property; any exchange of all the Common Stock of the Company for cash, securities, or other property pursuant to a share exchange transaction; or any liquidation or dissolution of the Company.

The Board has sole discretion to consent to the terms of participation of those Participants who are subject to the reporting and short swing profits provisions of Section 16 of the Securities Exchange Act of 1934, including barring unrestricted ownership of shares of Company Common Stock by such persons for at least six months from the date of grant of the applicable Award and barring disposition of Company Common Stock acquired pursuant to the 2005 Plan for a period of at least six months after acquisition.

The consideration to be received by the Company for granting Awards under the 2005 Plan consists solely of services rendered by the Participants. Proceeds received by the Company from the sale of its shares under the 2005 Plan will be used for general corporate purposes.

Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant no later than the date of the event creating the tax liability. The Board may, in its discretion, allow Participants to satisfy such tax obligations by the delivery of shares of Company Common Stock valued at their fair market value.

The Board of Directors may terminate and, from time to time, may amend or suspend the 2005 Plan or any portion thereof. Any such action of the Board of Directors may be taken without the approval of the Company’s shareholders, but only to the extent that such shareholder approval is not required by applicable law, regulation, or listing standard.

No Awards have been made by the Board pursuant to the 2005 Plan. It is not possible to determine or state the benefits which will be received under the 2005 Plan by the individuals specified in paragraph (a)(3) of Item 402 of Regulation S-K, by all current executive officers, all current Directors, by all employees as a group or by any individual who may be selected by the Committee to participate in the 2005 Plan.

This proposal will be approved if the votes cast favoring exceeds the votes cast opposing.

CODE OF ETHICS

The Company’s Board of Directors has adopted a Code of Ethics that applies to the Company’s principle executive officer, principle financial officer, principle accounting officer, or persons performing similar functions. A copy of this Code of Ethics can be found at the Company’s internet website at www.mfbank.com. The Company intends to disclose any amendments to its Code of Ethics, and any waiver from a provision of the Code of Ethics granted to the Company’s principal executive officer, principle financial officer, principle accounting officer, or persons performing similar functions, on the Company’s Internet website within five business days following such amendment or waiver. The information contained on or connected to the Company’s Internet website is not incorporated by reference into this Proxy Solicitation or the Company’s Form 10-K for the year ended December 31, 2004 and should not be considered part of this or any other report that we file with or furnish to the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to the Company’s executive officers and directors were complied with.

PRINCIPAL SHAREHOLDER

Management of the Company knows of no person who owns of record or beneficially, directly or indirectly, more than 5% of the outstanding common stock of the Company except as set forth below:

                                                 Amount and Nature of Beneficial Ownership      Percent of
  Name and Address of Beneficial Owner                      of Common Stock                      Class
------------------------------------------- ------------------------------------------------ --------------
Hugh S. Potts, Jr.                                       363,859 shares (1)                      7.87%
1104 Walnut Road
Kosciusko, MS  39090

(1)  Mr. Potts shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts.

EXECUTIVE COMPENSATION

The following tables show the cash compensation for 2004, 2003 and 2002 for the Chief Executive Officer of the Company and the four (4) other highest paid Executive Officers of the Company and the Bank whose cash compensation exceeded $100,000.

                                                                              Other Annual       All Other
Name and Principal Position           Year         Salary         Bonus       Compensation     Compensation
---------------------------------- ----------- ---------------- ----------- ----------------- ----------------
Hugh S. Potts, Jr.                    2004        $ 282,381      $  -          $ 2,545 (1)       $ 4,909 (4)
Chairman of the Board and                                                      $ 2,963 (3)       $   600 (6)
CEO since 4/15/94
                                      2003        $ 246,713      $ 50,000      $ 2,451 (1)       $ 4,943 (4)
                                                                               $ 2,900 (3)       $   570 (6)

                                      2002        $ 210,000      $ 50,000      $ 2,451 (1)       $ 4,846 (4)
                                                                                $2,510 (3)       $   570 (6)
                                                                                $2,225 (7)

Scott M. Wiggers                      2004        $ 185,560      $ 26,280      $ 3,907 (1)       $ 4,756 (4)
President and COO                                                              $ 1,212 (2)       $   600 (6)

                                      2003        $ 173,829      $ 24,613      $ 2,430 (1)       $ 4,341 (4)
                                                                               $ 1,546 (2)       $   600 (6)
                                                                               $   545 (7)

                                      2002        $ 164,131      $ 41,020      $ 2,283 (1)       $ 4,071 (4)
                                                                               $ 1,200 (2)       $   570 (6)
                                                                               $ 2,225 (7)

Jeffrey A. Camp                       2004        $ 161,465      $ 19,632      $   777 (1)       $ 4,111 (4)
Executive Vice President                                                       $ 1,118 (2)       $   400 (6)
And Commercial Sales
Manager                               2003        $ 147,483      $ 29,505      $   470 (1)       $ 3,639 (4)
                                                                               $   805 (2)
                                                                               $   863 (7)

                                      2002        $ 135,892      $ 37,701      $   429 (1)       $ 3,330 (4)
                                                                               $   890 (2)
                                                                               $ 2,060 (7)

Michael E. Crandall                   2004        $ 144,021      $ 14,251      $   683 (1)       $ 3,690 (4)
Executive Vice President                                                       $   205 (2)
And Retail Sales Manager                                                       $ 1,558 (3)

                                      2003        $ 131,136      $ 20,763      $   617 (1)       $ 3,274 (4)
                                                                               $    94 (2)
                                                                               $ 1,953 (3)
                                                                               $   863 (7)

                                      2002        $ 116,231      $ 37,646      $   538 (1)       $ 2,883 (4)
                                                                               $   101 (2)
                                                                               $ 1,457 (3)
                                                                               $ 2,090 (7)

Robert K. Autry                       2004        $ 126,675      $ 25,180      $ 1,690 (1)       $ 2,948 (4)
Executive Vice President -                                                     $   807 (2)
Administration
                                      2003        $ 118,023      $ 23,263      $ 1,568 (1)       $ 2,948 (4)
                                                                               $   765 (2)

                                      2002        $ 113,277      $ 38,038      $ 1,496 (1)       $ 2,832 (4)
                                                                               $   635 (2)

(1)      Cost of excess life insurance
(2)      Automobile allowance
(3)      Cost of country club memberships
(4)      Company Contribution to the 401k plan
(5)      Moving expense reimbursement
(6)      Director fees
(7)      Incentive pay

OPTION GRANTS

No stock options were granted to Executive Officers during 2004.

OPTION EXERCISES AND YEAR END VALUES

The following table provides information as to the options exercised during 2004, and the unexercised options to purchase the Company’s Common Stock previously granted to the Named Executive Officers and held by them at the end of 2004.

                                                                              Number of
                                                                        Securities Underlying
                               Shares Acquired                           Unexercised Options              Value of Unexercised
                                 on Exercise           Value               At Year End (1)                In the Money Options
          Name                     In 2004            Realized        Exercisable/Unexercisable           At Year End (1) (2)
------------------------- ---------------------- -------------- ---------------------------------- ------------------------------

Hugh S. Potts, Jr.                  0                      0                          0/0                          0
Scott M. Wiggers                    0                      0                      7,500/0                     10,125
Jeffrey A. Camp                     0                      0                      4,000/0                      5,400
Robert K. Autry                     0                      0                      4,000/0                      5,400
Michael E. Crandall                 0                      0                      1,500/0                      2,025

(1) All stock options were granted in 1999, with a ten (10) year life. They vest at 20% per year over a five (5)
year period. The options have a strike price of $32.50.

(2) Based on the closing price on the NASDAQ  system ($33.85) on December 31, 2004.
PENSION PLAN

The following table indicates the estimated annual benefits payable to persons in specified classifications upon retirement at age 65.

          Five Years                                     Credited Years of Service
        Average Annual          -----------------------------------------------------------------------------
         Compensation                  15               20              25             30            35
------------------------------- ----------------- --------------- --------------- ------------- -------------
                 $ 25,000              $ 3,000         $ 4,000         $ 5,000       $ 6,000       $ 7,000
                   50,000                6,000           8,000          10,000        12,000        14,000
                   75,000                9,000          12,000          15,000        18,000        21,000
                  100,000               12,000          16,000          20,000        24,000        28,000
                  160,000               19,200          25,600          32,000        38,400        44,800

         Credited years of service for the individuals named in the Summary Compensation Table above are anticipated to be as follows:  Hugh S. Potts, Jr. - 31 years; Scott M. Wiggers - 29 years; Jeffrey A. Camp - 6 years; Robert K. Autry - 16 years; Michael E. Crandall - 17 years.

A participant in First M&F’s Pension Plan whose service is terminated on or before his normal retirement date is eligible to retire and receive a normal retirement benefit. The amount of the normal benefit under the Plan is equal to 1/12 of the sum of the amounts described below in (1) and (2) multiplied by (3) where:

        (1) = eight-tenths of one percent (0.8%) of the participant average earnings;
        (2) = twenty-five hundredths percent (0.25%) of the participants average earnings in excess of Twenty-Four
              Thousand and no/100 dollars ($24,000.00); and
        (3) = the participant's benefit service as of his normal retirement date.

If a participant's annual benefit commences before the participant's social security retirement age, but on or after age 62, the amount of the benefit is reduced. If the annual benefit of a participant commences prior to age 62, the amount of the benefit shall be the actuarial equivalent of an annual benefit beginning at age 62 reduced for each month by which benefits commence before the month in which the participant attains age 62. If the annual benefit of a participant commences after the participant's social security retirement age, the benefit amount is adjusted so that it is the actuarial equivalent of an annual benefit beginning at the participant's social security retirement age.

DIRECTOR COMPENSATION

Non-officer Directors receive annual compensation in the amount of $1,500 per Board Meeting attended payable at the end of the year, plus an additional $50 for each committee meeting attended. Independent directors who live out of town receive mileage reimbursements at the rate of $.36 per mile to attend meetings.

The Board granted 500 options to each of the following Board members as of May 1, 2004: Barbara K. Hammond, Charles V. Imbler, Sr., R. Dale McBride, Michael W. Sanders, and W. C. Shoemaker. These options were granted for the continuing service of these directors upon their re-election to the Board. The options have a strike price of $34.73, a life of 10 years, and vest over five (5) years. The market value of the stock on the grant date was $34.73.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

Set forth on the following page is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Market US Index and the NASDAQ Bank Index which consists of the period of five (5) years beginning in 1999.

[GRAPHIC OMITTED]
                                                               Cumulative Total Return
                                          -------------------------------------------------------------------
                                             12/99       12/00       12/01      12/02     12/03      12/04
                                          ------------  ---------  ----------  --------  --------   ---------
        First M&F Corp                         100.00       59.28      75.30     106.02    148.96     137.14
        NASDAQ Stock Market                    100.00       60.30      45.49      26.40     38.36      40.51
        NASDAQ Bank                            100.00      117.64     125.14     127.22    163.14     184.84

INDEPENDENT PUBLIC ACCOUNTANTS AND FEES

Shearer, Taylor & Co., P.A., a public accounting firm registered with the Public Company Accounting Oversight Board, were the independent accountants for the Company during the most recently completed fiscal year and will serve as the independent accountants for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

The following is a summary of fees related to services performed for the Company by Shearer, Taylor & Co., P.A. for the years ended December 31, 2004 and 2003:

                                                                                               2004             2003
                                                                                           ----------       ----------
Audit Fees - Audit of annual financial statements and internal control
  and reviews of financial statements included in Forms 10-Q                               $ 113,347        $  89,157

Audit Related Fees - Audits of employee benefit plans, FDICIA internal controls engagement (2003) and FHLB collateral agreed upon procedures
                                                                                              15,514           20,346

Tax Fees - Income tax services
                                                                                              29,005           23,285

All other fees                                                                                     -                -

----------------------------------------------------------------------------------------------------------------------
Total                                                                                      $ 157,866        $ 132,788
----------------------------------------------------------------------------------------------------------------------

The Audit Committee follows its established Audit Committee Pre-approval Policies and Procedures. These Policies and Procedures were included as Appendix A to the Company’s 2004 Proxy Statement and are incorporated herein by reference. All of the Audit Related Fees and Tax Fees set forth above were approved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

This report reflects the Company's compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Compensation Committee. The committee is comprised of the following independent directors: J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Larry Terrell and determines annual base salary adjustments and annual pay for performance bonus awards.

In determining the compensation to be paid to the Company’s executive officers in 2004, the Compensation Committee employed compensation policies designed to align the compensation of Mr. Potts, Mr. Wiggers, and other executive officers with the Company’s overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.

In 2004, Messrs. Potts and Wiggers received an increase in base salary of 5.77% and 2.86% respectively, from their 2003 base salary. In 2003, Messrs. Potts and Wiggers received an increase in base salary of 23.81% and 2.94% respectively, from their 2002 base salary. The salary increases were based upon (1) the performance of the Company during 2002 and 2003 and (2) comparisons of compensation to the compensation of other financial institution Chief Executive and Operating Officers.

The Company has established an incentive compensation plan that is based upon individual performance as well as team and corporate performance. Every employee in the Company has a unique scorecard with performance goals in up to nine (9) categories. The individual measures relate primarily to sales, service quality, regulatory compliance, timeliness, and financial goals. The particular measures on an individual’s scorecard depend on the actions that are determined to be most important for that individual to achieve for the current year. The scorecards are calculated and distributed monthly. Messrs. Potts and Wiggers have measures that are company-wide in nature. The measures for 2004 were for net income, return on assets, expense control, credit quality and regulatory compliance. Each measure is weighted based upon its relative importance to the year’s business plan. The performance, multiplied by the weights, can potentially be any number between 0% and 100%. This number is multiplied by the incentive pay rate, which was 25% for executive officers in 2004, to determine the incentive compensation. The earnings measures averaged approximately 75% of the goals while the credit quality measures averaged well above the goals. The Company performed below its budgeted earnings target for the year, and Mr. Potts was not paid a bonus. Mr. Wiggers received bonus compensation of approximately 14%, which was similar to the compensation of the other executives.

The Compensation Committee utilizes a third-party consultant to provide research for benchmarking purposes related to executive compensation. The research includes analysis of compensation trends and techniques using a sample of publicly traded financial institutions, twenty of which are larger than the Company and twenty of which are smaller. Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company’s market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

Submitted by the Company's Compensation Committee: J. Marlin Ivey, Chairman, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Larry Terrell.

TRANSACTIONS WITH MANAGEMENT

First M&F Corporation’s subsidiary, Merchants and Farmers Bank, Kosciusko, Mississippi, (the “Bank”) has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates. Such transactions are completed on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features. Such loans are generally extended on a secured basis.

During 2004, Mitchell, McNutt & Sams, P.A. was paid $94,659 by the Bank for various legal work. L. F. Sams, Jr. is a Director and Vice President of Mitchell, McNutt & Sams, P.A.

During 2004, Bell Chevrolet was paid $120,752 by the Bank to purchase automobiles for certain officers to use. Fred A. Bell, Jr. is a majority owner of Bell Chevrolet.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee of its Board of Directors which met four (4) times during 2004. Presently Charles W. Ritter, Jr. serves as Chairman and other members are Toxey Hall, III, Hollis C. Cheek, J. Marlin Ivey, and Edward G. Woodard. The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors. The Board of Directors has determined that the members of the Audit Committee are independent as defined in NASDAQ listing standards applicable to the Company. The Board of Directors has also determined that there is at least one audit committee financial expert, Charles W. Ritter, Jr., serving on the Audit Committee, as the term "audit committee financial expert" is used in pertinent Securities and Exchange Commission regulations.

The Company has a standing Compensation Committee. The Compensation Committee adopted a charter during 2004. The Compensation Committee Charter is attached as Appendix B hereto. The Compensation Committee met two (2) times during 2004 and makes recommendations to the Board of Directors on all officers' salaries and compensation. Presently J. Marlin Ivey serves as Chairman and other members are Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Larry Terrell.

The Company has a Proxy Committee that acts as a Nominating Committee. The Committee met one (1) time during 2004. Charles W. Ritter, Jr. serves as Chairman with other members being J. Marlin Ivey, W. C. Shoemaker, and Larry Terrell. All of the Proxy Committee members are independent as defined in applicable NASDAQ listing standards. The Company's By-Laws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors. The Proxy Committee does not receive nominations directly from shareholders.

Shareholders may send communications to the Board of Directors c/o Grace Atwood, Secretary to the Board at 134 West Washington Street, Kosciusko, MS 39090, or via e-mail at gatwood@mfbank.com.

Merchants & Farmers Bank has among other committees, an Investment Committee which meets quarterly, a Loan and Policy Committee which meets weekly, an Executive and Administrative committee which meets semi-annually, a Trust Committee which meets monthly, an Insurance Committee which meets annually, and a Long Range Planning Committee which meets semi-annually.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal 2004, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and has discussed with the independent creditors the auditor's independence.

The Audit Committee has discussed with the Company’s management and independent auditors the process used for certifications by the Company’s chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent.

The Board of Directors adopted a written charter for the Audit Committee on May 16, 2000. Subsequently, the charter was amended to address the Sarbanes-Oxley Act of 2002. The amended charter was adopted by the Board of Directors on March 12, 2003 and was included as Appendix B to the Company’s 2004 Proxy Statement.

Submitted by the Company's Audit Committee: Charles W. Ritter, Jr., Chairman, Toxey Hall, III, Hollis C. Cheek, J. Marlin Ivey, and Edward G. Woodard.

OTHER MATTERS

Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the management to vote the accompanying Proxies in accordance with its judgement.

PROPOSALS FOR 2006 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than November 15, 2005.

The accompanying Proxy is solicited by Management.

                                                                      By Order of THE BOARD OF DIRECTORS,

                                                                      Hugh S. Potts, Jr.
                                                                      Chairman and Chief Executive Officer

Dated and mailed at
Cranford, New Jersey
On or about March 16, 2005

                                                    APPENDIX A

                                               FIRST M&F CORPORATION

                                            2005 EQUITY INCENTIVE PLAN

I.  Purpose

         The purpose of this 2005 Equity Incentive Plan (the "Plan") of First M&F Corporation, a Mississippi
corporation (the "Company"), is to advance the interests of the Company's shareholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company's shareholders.

II.  Eligibility

         All of the Company's employees, officers, directors, consultants and advisors are eligible to receive options, restricted stock awards, stock appreciation rights and other stock-based awards (each, an "Award") under the Plan. Each person who receives an Award under the Plan is deemed a "Participant".

III.  Administration and Delegation

        (a)  Administration by Board of Directors.
                  The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. All decisions by the
         Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b)  Appointment of Committees.
                  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the
         Board's powers or authority under the Plan have been delegated to such Committee.  Each member of a
         Committee to which any powers or duties are delegated hereunder shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended; an "outside director"
         with the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended; and an "independent director" as defined in NASDAQ Marketplace Rule 4200(15).

IV.  Stock Available for Awards

         (a)  Number of Shares.
                  Subject to adjustment under Section 9, Awards may be made under the Plan for up to 350,000 shares of common stock, $5.00 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock
         Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b)  Sub-limits.
                  Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

                  1.  Section 162(m) Per-Participant Limit.
                           Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 100,000 shares per calendar year, including any Awards granted which are subsequently cancelled.  For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the
                  Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

                  2.  Limit on Awards other than Options and SARs.
                           The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 250,000 shares.

                  3.  Limits on Incentive Stock Options.
                           The maximum number of shares with respect to which Incentive Stock Options may be granted shall be 200,000 shares.  In addition, the aggregate Fair Market Value (determined as of the date of the grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed One
                  Hundred Thousand and no/100 Dollars ($100,000).

                  4.  Limit on Awards to Directors.
                           The maximum number of shares with respect to which Awards may be granted to directors who are not employees of the Company at the time of grant shall be 50,000 shares.

V.  Stock Options

         (a)  General.
                  The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a
         "Nonstatutory Stock Option".

         (b)  Incentive Stock Options.
                  An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company, any of the
         Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities, the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of
         Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an
         Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock
         Option, or for any action taken by the Board pursuant to Section 10(f), including, without limitation, the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

         (c)  Exercise Price.
                  The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall be not less than 100%
         (110% in the event of an Option granted to an employee who owns or is considered as owning stock possessing at least 10% of the total combined voting power of the Company or any of its subsidiaries) of the Fair Market Value (as defined below) at the time the Option is granted. An option may not be repriced following its grant (except for adjustments made pursuant to Section 9(a)).

         (d)  Duration of Options.
                  Each Option shall be exercisable at such times and subject to such terms and conditions as the
         Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years (5 years in the event of an Option granted to an employee who owns or is considered as owning stock possessing at least 10% of the total combined voting power of the Company or any of its subsidiaries).

         (e)  Exercise of Option.
                  Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person, or by any other form of notice (including electronic notice) approved by the Board, together with payment-in-full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f)  Payment Upon Exercise.
                  Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                      1.       in cash or by check, payable to the order of the Company;

                      2.       Except as the Board may otherwise provide in an option agreement by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the
                               Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company;

                      3.       By delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law, (ii)
                               such Common Stock, if acquired directly from the Company, was owned by the
                               Participant at least six months (or such other minimum period of time as may be established by the Board in its discretion) prior to such delivery and (iii) such
                               Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; and

                      4.       By any combination of the above permitted forms of payment.

         (g)  Substitute Options.
                  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute
         Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in
         Section 2.

VI.  Stock Appreciation Rights

         (a)  General.
                  A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock, or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth, such as (but not limited to), appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

         (b)  Grants.
                  Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

                  1.  Tandem Awards.
                           When Stock Appreciation Rights are expressly granted in tandem with Options: (i) the
                  Stock Appreciation Right will be exercisable only at such time or times, and to the extent that the related Option is exercisable, and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related
                  Option has been exercised or has terminated exceeds the number of shares not covered by the
                  Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

                  2.   Independent Stock Appreciation Rights.
                           A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR
                  Award.

         (c)  Exercise.
                  Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice)
         approved by the Board, together with any other documents required by the Board.

VII.  Restricted Stock

         (a)  Grants.
                  The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated
         or formula price from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         (b)  Terms and Conditions.
                  The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price.

         (c)  Stock Certificates.
                  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated
         Beneficiary"). In the absence of an effective designation by a Participant, "Designated Beneficiary"
         shall mean the Participant's estate.

         (d)  Deferred Delivery of Shares.
                  The Board may, at the time any Restricted Stock Award is granted, provide that, at the time
         Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

         (e)  Limitations on Vesting.

                  1.  Restricted Stock Awards that vest based on the passage of time alone shall be zero percent vested prior to the first anniversary of the date of grant, no more than 33-1/3% vested prior to the second anniversary of the date of grant, and no more than 66-2/3% vested prior to the third anniversary of the date of grant. Restricted Stock Awards that vest upon the passage of time and provide for accelerated vesting based on performance shall not vest prior to the first anniversary of the date of grant.

                  2.  Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time a
                      Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof), or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances, which shall include, without limitation, death or disability of the Participant; estate planning needs of the
                      Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

VIII.  Other Stock-Based Awards

         Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to
Participants ("Other Stock Unit Awards"), including, without limitation, Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan, or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any
Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of the Common Stock.

IX.  Adjustments for Changes in Common Stock and Certain Other Events

         (a)  Changes in Capitalization.
                  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend: (i) the number and class of securities available under this Plan; (ii) the sub limits set forth in Section 4(b);
         (iii) the number and class of securities and exercise price per share of each outstanding Option; (iv)
         the share and per-share provisions of each Stock Appreciation Right; (v) the repurchase price per share subject to each outstanding Restricted Stock Award; and (vi) the share and per-share-related provisions of each outstanding Stock Appreciation Right and other Award, shall be appropriately adjusted by the
         Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

         (b)  Reorganization Events.

                  1.   Definition.
                           A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property; (b)
                  any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction; or (c) any liquidation or dissolution of the Company.

                  2.   Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards.
                           In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines:
                  (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to a Participant, provide that the Participant's unexercised Options or other unexercised Awards shall become exercisable in-full and will terminate immediately prior to the consummation of such Reorganization Event, unless exercised by the Participant within a specified period following the date of such notice; (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event; (iv) in the event of a Reorganization
                  Event, under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition
                  Price"), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant's Options or other Awards
                  (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards; (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof); and (vi) any combination of the foregoing.

                           For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the
                  Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common
                  Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

                           To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that, upon exercise of such Option, the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the
                  Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms, and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

                  3.   Consequences of a Reorganization Event on Restricted Stock Awards.
                           Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding
                  Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock, subject to such Restricted Stock Award. Upon the occurrence of a
                  Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock
                  Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

X.  General Provisions Applicable to Awards

         (a)  Transferability of Awards.
                  Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b)  Documentation.
                  Each Award shall be evidenced by a written agreement in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c)  Board Discretion.
                  Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat
         Participants uniformly.  Provided, however, no Award of an Incentive Stock Option may be made together with or in addition to any other Award in a manner that would violate the provisions of the Code or
         Treasury Regulations limiting tandem option arrangements with Incentive Stock Options.

         (d)  Termination of Status.
                  The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence, or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

         (e)  Withholding.
                  Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that except as otherwise provided by the Board, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f)  Amendment of Award.
                  Except as otherwise provided in Section 5(c), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (g)  Conditions on Delivery of Stock.
                  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the
         Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h)  Acceleration.
                  Except as otherwise provided in Section 7(e), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

XI.  Miscellaneous

         (a)  No Right To Employment or Other Status.
                  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b)  No Rights As Shareholder.
                  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an
         Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding, the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c)  Effective Date and Term of Plan.
                  The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company's shareholders. No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's shareholders, but Awards previously granted may extend beyond that date.

         (d)  Amendment of Plan.
                  The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the
         Company's shareholders if required by Section 162(m) (including the vote required under Section 162(m));
         and provided further that, without approval of the Company's shareholders, no amendment may: (i)
         increase the number of shares authorized under the Plan (other than pursuant to Section 9); (ii)
         materially increase the benefits provided under the Plan; (iii) materially expand the class of participants eligible to participate in the Plan; (iv) expand the types of Awards provided under the
         Plan; or (v) make any other changes that require shareholder approval under the rules of the NASDAQ
         National Market, Inc. In addition, if at any time the approval of the Company's shareholders is required as to any other modification or amendment under Section 422 of the Code, or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. No Award shall be made that is conditioned upon shareholder approval of any amendment to the
         Plan.

         (e)  Governing Law.
                  To the extent Federal laws and/or related rules and regulations do not otherwise control, the provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Mississippi, without regard to any applicable conflicts of law.

                                                                       FIRST M&F CORPORATION

                                                                       /s/ Hugh S. Potts, Jr.
                                                                       Hugh S. Potts, Jr.
                                                                       Chairman and Chief Executive Officer

Attest:

/s/ John G. Copeland
John G. Copeland
Executive Vice President and Chief Financial Officer

                                                    APPENDIX B

                                               FIRST M&F CORPORATION

                                       CHARTER OF THE COMPENSATION COMMITTEE

Purpose

         The  Compensation  Committee  of First M&F  Corporation  (M&F Bank) shall  evaluate  the  compensation  of executive  officers of M&F Bank and assure that they are  compensated  effectively in a manner  consistent with the stated compensation strategy of M&F Bank,  competitive practice,  internal equity considerations, performance of M&F Bank relative to  compensation,  and the  requirements  of the  appropriate  regulatory bodies.

Composition

         The Compensation  Committee shall consist of three or more independent  directors  elected annually by the
         Board of Directors for a term of one year, or until their  successors  can be duly elected and  qualified.
         The Board of Directors may remove a committee member at any time.

         Unless the Board of Directors  otherwise elects a Committee  Chairman,  the  non-employee  Chairman of the
         Board shall be designated as the Chairman of the Compensation Committee.

Meetings

         The  Compensation  Committee  shall  meet at least  once per year and at such  additional  times as may be necessary  to carry out its  responsibilities.  Either the Chairman of the  Compensation  Committee or the
         Chairman & Chief Executive Officer may call meetings.

         All meetings of and actions by the committee  shall be held and taken  pursuant to the Bylaws of First M&F
         Corporation,  including  provisions  governing  notice of  meetings  and  waiver  thereof,  the  number of committee members required to take actions at meetings and by written consent, and other related matters.

         Reports of meetings and actions taken at the meetings or by consent of the  Compensation  Committee  since the most recent meeting of the Board of Directors  shall be made by the  Compensation  Committee  Chairman at its next regularly scheduled meeting following the Compensation Committee meeting or action.

Authority and Responsibility

The Compensation Committee shall have the following authority and responsibility:

     o   The Compensation Committee shall review and approve:

         o    M&F Bank's corporate goals and objectives relevant to executive compensation.

         o    The framework of M&F Bank's executive  compensation  practices to ensure that such framework and practices are  appropriate to achieve M&F Bank's  objectives of rewarding  executives  appropriately  for their contributions  to M&F Bank's  growth and  profitability  and other goals and  objectives  linking the interests of executives to the long-term interests of M&F Bank's equity owners.

         o    The  compensation  (and performance  relative to  compensation) of the Chairman & Chief Executive  Officer and other executives.  Determine the amounts and elements of total  compensation  consistent with M&F
              Bank's corporate objectives.  In determining such amounts and elements,  the Committee shall consider
              M&F  Bank's  performance  and  relative  shareholder  return,  the value of similar  compensation  at comparable companies and compensation provided in prior years.

     o   The  Compensation  Committee  shall also  provide  oversight  of  management's  decisions  concerning  the performance and compensation of other employees.

     o   The  Compensation  Committee  shall  provide  an Annual  Compensation  Committee  Report  to  shareholders including the factors,  criteria and performance  level on which the Chairman & Chief Executive  Officer's compensation was based.

     o   Periodically  review, and modify, as needed, M&F Bank's cash-based  incentive  compensation  plans. Ensure such  plans are  structured  and  administered  consistent  with M&F  Bank's  goals and  objectives  as to participation  in such  plans,  target  annual  incentives,  financial  goals and  actual  awards  paid to executives.

     o   Administer  equity-based incentive plan(s) consistent with the authority and responsibilities  provided by such  plan(s).  Periodically  evaluate  such  plan(s) and  determine  when it is  necessary  or  otherwise desirable  to (a)  modify,  discontinue  or  supplement  any such  plan(s),  or (b)  submit  any  material amendment for adoption to a vote of the Board of Directors and/or the shareholders of M&F Bank.

     o   Periodically  evaluate the  compensation  of  non-employee  directors,  including  service on  committees, taking into  consideration  compensation  of  directors  at other  comparable  companies.  Approve  annual retainer and meeting fees for the Board of Directors and  committees  and fix the terms and  conditions of any equity-based compensation for members of the Board of Directors.

     o   Periodically  evaluate M&F Bank's  employee  benefits  programs and approve any changes as desired  and/or required.

     o   Have sole authority to retain and terminate any  compensation  consultant  engaged to assist in evaluating compensation of the Chairman & Chief  Executive  Officer,  other  executives or the Board of Directors and to approve such consultant's fees.

     o   Perform an annual self-assessment of the committee's performance.

     o   Perform such other duties and  responsibilities  as may be  assigned,  from time to time,  by the Board of
         Directors.

Approved by Board of Directors
April 14, 2004

                                                         REVOCABLE PROXY
                                                      FIRST M&F CORPORATION

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

PROXY SOLICITED FOR ANNUAL MEETING OF SHAREHOLDERS OF FIRST M&F CORPORATION TO BE HELD ON APRIL 13, 2005

The undersigned hereby appoints Charles W. Ritter, Jr., J. Marlin Ivey, W.C. Shoemaker and Larry Terrell or any of them as proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of Common Stock of First M&F Corporation held of record by the undersigned on March 2, 2005, at the Annual Meeting of Shareholders to be held at the Mary Ricks Thornton Cultural
Center at 204 North Huntington Street, Kosciusko, Mississippi on Wednesday, April 13, 2005 at 1:30 P.M., or any adjournment(s)
thereof.

1. PROPOSAL to elect the seven (7) identified nominees as Class III directors:

Hollis C. Cheek         Otho E. Pettit, Jr.
Jon A. Crocker          Charles W. Ritter, Jr.
Toxey Hall, III         L. F. Sams, Jr.
J. Marlin Ivey

                 WITH-        FOR ALL
  FOR            HOLD         EXCEPT
 [   ]          [   ]          [   ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominees name(s)
below.

2. PROPOSAL to approve the First M&F Corporation 2005 Equity Incentive Plan.

  FOR            AGAINST         ABSTAIN
 [   ]             [   ]          [   ]

IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED ABOVE, AND AT THE DISCRETION OF THE PERSON NAMED ABOVE
IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation or partnership, sign in full corporate or partnership name by authorized person.

Please be sure to sign and date this Proxy in the space below.

-------------------------------------     -------------------------------    ---------------
Stockholder sign above                     Co-holder (if any) sign above      Date
*Sign your name exactly as it appears above.

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST M&F CORPORATION
134 West Washington Street
Kosciusko, Mississippi 39090

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

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